Exhibit 21

                Subsidiaries of Hilb, Rogal and Hamilton Company

                                                                                        State/Province of
                                                                                        -----------------
         Name of Subsidiary                                                               Incorporation
         ------------------                                                               -------------
Dulaney, Johnston & Priest, Inc. (4 locations)                                             Kansas

HRH Financial Institutions Group, Inc.                                                     Pennsylvania

HRH Insurance Services of the Coachella Valley, Inc. (2 locations)                         California

HRH Insurance Services of Central California, Inc. (3 locations)                           California

HRH Consulting Group, LLC                                                                  New York

HRH of Northern California Insurance Services, Inc. (5 locations)                          California

HRH Security Services, Inc.                                                                Pennsylvania

Hilb, Rogal and Hamilton Company of Alabama, Inc. (4 locations)                            Alabama

Hilb, Rogal and Hamilton Company of Arizona (4 locations)                                  Arizona

Hilb, Rogal and Hamilton Company of Atlanta, Inc.                                          Georgia

Hilb, Rogal and Hamilton Company of Baltimore                                              Maryland

Hilb, Rogal and Hamilton Company of Connecticut, LLC (3 locations)                         Connecticut

Hilb, Rogal and Hamilton Company of Denver                                                 Colorado

Hilb, Rogal and Hamilton Company of the District of Columbia                               Delaware

Hilb, Rogal and Hamilton Company of Fort Myers                                             Florida

Hilb, Rogal and Hamilton Company of Gainesville, Florida, Inc.                             Florida

Hilb, Rogal and Hamilton Company of Gainesville, Georgia                                   Georgia

Hilb, Rogal and Hamilton Company of Grand Rapids                                           Michigan

Hilb, Rogal and Hamilton Company of Illinois (2 locations)                                 Illinois

Hilb, Rogal and Hamilton Insurance Agency of Massachusetts, LLC                            Massachusetts

Hilb, Rogal and Hamilton Company of New York, LLC                                          New York



                             Exhibit 21 (Continued)

                Subsidiaries of Hilb, Rogal and Hamilton Company
                                                                                        State/Province of
                                                                                        -----------------
         Name of Subsidiary                                                               Incorporation
         ------------------                                                               -------------

Hilb, Rogal and Hamilton Company of Northern New Jersey, LLC                               New Jersey

Hilb, Rogal and Hamilton Company of Oklahoma                                               Oklahoma

Hilb, Rogal and Hamilton Company of Oregon                                                 Oregon

Hilb, Rogal and Hamilton Company of Orlando                                                Florida

Hilb, Rogal and Hamilton Company of Philadelphia, LLC                                      Pennsylvania

Hilb, Rogal and Hamilton Company of Pittsburgh, LLC (3 locations)                          Pennsylvania

Hilb, Rogal and Hamilton Company of Port Huron (2 locations)                               Michigan

Hilb, Rogal and Hamilton Company of Sarasota                                               Florida

Hilb, Rogal and Hamilton Company of Savannah, Inc.                                         Georgia

Hilb, Rogal and Hamilton Services Company                                                  Virginia

Hilb, Rogal and Hamilton Company of South Florida                                          Florida

Hilb, Rogal and Hamilton Company of Southern New Jersey                                    New Jersey

Hilb, Rogal and Hamilton Company of Tampa Bay, Inc.                                        Florida

Hilb, Rogal and Hamilton Company of Texas (8 locations)                                    Texas

Hilb, Rogal and Hamilton Company of Upstate New York, LLC (4                               Delaware
  locations)

Hilb, Rogal and Hamilton Company of Virginia (2 locations)                                 Virginia

Hilb, Rogal and Hamilton Insurance Services of San Diego, Inc.                             California

Hilb, Rogal and Hamilton Realty Company                                                    Delaware

Hilb, Rogal and Hamilton Investment Company                                                Delaware

Hunt Insurance Group, Inc.                                                                 Florida

Premium Funding Associates, Inc.                                                           Connecticut

Professional Practice Insurance Brokers, Inc. (3 locations)                                California



                             Exhibit 21 (Continued)

                Subsidiaries of Hilb, Rogal and Hamilton Company

                                                                                        State/Province of
                                                                                        -----------------
         Name of Subsidiary                                                               Incorporation
         ------------------                                                               -------------

The Dunlap Corporation (4 locations)                                                         Maine

The Managing Agency Group, Inc.                                                              Connecticut

Thomas M. Murphy & Associates, Inc.                                                          Connecticut


Each of the above subsidiaries is 100% owned by the registrant.